Exhibit 99.1

SBC Medical Group Holdings Inc. Reports Third Quarter 2024 Financial Results

Irvine, California, U.S.A., Nov, 13, 2024 (Newswire) – SBC Medical Group Holdings Incorporated (“SBC Medical”, or the “Company”), a global owner, operator and provider of management services and products to cosmetic treatment centers, today announced its unaudited financial results for the third quarter ended September 30, 2024.

Third Quarter 2024 Highlights

●	Total revenues for the three months ended September 30, 2024 were $53 million, representing an increase of 12% from $47 million in the same quarter of 2023.

●	Total revenues for the nine months ended September 30, 2024 was $160 million, representing an increase of 23% from $131 million in the same period of 2023.

●	Income from operations for the three months ended September 30, 2024 was $13 million, representing a decrease by 31% from the same quarter in 2023.

○ This result was impacted by $12.8 million of stock-based compensation expense related to the Company’s listing process.

●	Income from operations for the nine months ended September 30, 2024 was $65.5 million, representing an increase of 40.5% from the same period in 2023.

○ This result is impacted by $12.8 million of stock based compensation expense related to the Company’s listing process.

●	EBITDA[1], which is calculated by adding depreciation and amortization expense to income from operations, for the nine months ended September 30, 2024 was $68 million, representing an increase of 21% from the same period in 2023. EBITDA margin was 42% for the nine months ended September 30, 2024

●	Net income attributable to SBC Medical Group Holdings Incorporated for the three months ended September 30, 2024 was $2 million, compared to $8 million in the same quarter of 2023.

●	Net income attributable to SBC Medical Group Holdings Incorporated for the nine months ended September 30, 2024 was $40 million, an increase of 60% from $25 million in the same period of 2023.

●	Number of partner clinics was 224 as of September 30, 2024, representing an increase by 24 from September 30, 2023.

1 EBITDA and EBITDA Margin are non-GAAP financial measures. For more information on non-GAAP financial measure, please see the section of “Use of Non-GAAP Financial Measures” and the table captioned “Unaudited Reconciliations of GAAP and Non-GAAP Results.”

●	Number of customers in the last twelve months was 4.3 million, representing an year-over-year increase of 13.5%.

●	Return on equity (annualized), which is defined as annualized net income attributable to the Company divided by the average of shareholder’s equity as of December 31, 2023 and September 30, 2024, was 31% for the nine months ended September 30, 2024, representing a year-over-year increase of one percentage points.

●	Earnings per share (basic), which is defined as net income attributable to the Company divided by weighted average number of outstanding shares, was $0.42 for the nine months ended September 30, 2024, representing a year-over-year increase of 56%.

“Our first earnings release as a publicly listed company marks a significant milestone for SBC Medical. After completing a successful business combination with Pono Capital Two, SBC Medical began trading on Nasdaq under the ticker symbol ‘SBC’ on September 18, 2024.” said Yoshiyuki Aikawa, Chairman and Chief Executive Officer of SBC Medical. “This quarter’s strong results, with total revenue reaching USD161 million—an impressive 23% increase year-over-year—and a net income rise of 59%, highlight the positive impact of our strategic initiatives such as restructuring royalty fees and expanding our clinic network. Additionally, with a robust balance sheet supported by USD137 million in cash, we are committed to sustainable growth supported by a clear capital policy. We deeply value our shareholders and our focus on shareholder value will continue through consistent returns with robust business growth, strategic reinvestments, and a strong capital foundation, ensuring that all shareholders, including our minority investors, benefit from our growth and success.”

Third Quarter 2024 Financial Results

Total revenues for the nine months ended September 30, 2024 were $160 million, representing an increase of 23% from $131 million in the same period of 2023. Total revenues for the three months ended September 30, 2024 were $53 million, representing an increase of 12% from $47 million in the same quarter of 2023. These increases were mainly because the Company started charging patent and trademark fees to our franchisee clinics, and due to the expansion of numbers of our franchisee clinics Total operating expenses for the nine months ended September 30, 2024 were $56 million, representing an increase of 20% from $47 million in the same period of 2023. Total operating expenses for the three months ended September 30, 2024 were $29 million, representing an increase of 118% from $13 million in the same quarter of 2023. The increases in the total operating expenses were primarily due to listing-related consulting and professional fees, stock-based compensation, and higher office expenses.

EBITDA for the nine months ended September 30, 2024 was $68.4 million, representing an increase of 22% from $56.3 million in the same period of 2023, mainly due to revenue growth but partially offset by listing-related consulting and professional fees, stock-based compensations. EBITDA for the three months ended September 30, 2024 was $14.8 million, representing a decrease of 36% from $23.3 million in the same quarter of 2023, primarily due to listing-related consulting and professional fees, stock-based compensation, and higher office expenses.

Net income for the nine months ended September 30, 2024 was $40.1 million, compared to $24.3 million in the same period of 2023. The increase was attributed mainly to total revenue growth but partially offset by increase of total operating expenses. Net income for the three months ended September 30, 2024 was $2.8 million, compared to $8.1 million for the same quarter in 2023. The decrease was attributable mainly to higher operating expenses.

Cash Flow and Liquidity Highlights

As of September 30, 2024, SBC Medical maintained a strong liquidity position, with cash and cash equivalents totaling $137.4 million, up from $103.0 million as of December 31, 2023. This increase reflects robust cash generation from operating activities, prudent investment management, and disciplined capital allocation strategies.

Operating Cash Flow

Net cash provided by operating activities was $27 million for the nine months ended September 30, 2024, an increase of 23% from $22 million for the same period in 2023. This growth was driven primarily by a $15 million rise in net income, bolstered by stock-based compensation expenses of $12.8 million related to the Company’s recent public listing, and an improvement in collection of accounts receivable. These positive factors were partially offset by changes in accounts payable and tax liabilities, which reflect the Company’s focus on efficiently managing working capital in a growing operational environment.

Investing Cash Flow

Net cash used in investing activities totaled $5 million during the nine months ended September 30, 2024, a decline from $8 million for the same period in 2023. Key contributor to this decrease included payments made on behalf of a related party of $5.2 million. The Company continues to strategically deploy capital towards high-impact assets that align with its long-term growth objectives.

Financing Cash Flow

Net cash provided by financing activities totaled $11 million during the nine months ended September 30, 2024, an increase from $6 million for the same period in 2023. Key contributor to this increase included proceeds from reverse recapitalization, net of transaction costs $11.7 million. The change reflects the Company’s emphasis on self-sustained growth through operating cash flows rather than external financing, with no significant new debt undertaken during the period.

Foreign Currency Impact

SBC Medical’s cash flows were impacted by a $0.5 million currency translation adjustment due to the depreciation of the Japanese yen against the U.S. dollar. The Company continues to monitor foreign currency exposure and employ strategies to mitigate risks associated with currency fluctuations.

With a robust cash reserve and sound operational cash flows, SBC Medical is confident in its ability to meet near-term liquidity requirements and to fund future growth initiatives. Management believes that the current cash position, alongside planned operational cash flow, will be sufficient to support the company’s business operations and strategic investments for the next 12 months.

About SBC Medical

SBC Medical, headquartered in Irvine, California and Tokyo, Japan, owns and provides management services and products to cosmetic treatment centers. The Company is primarily focused on providing comprehensive management services to franchisee clinics, including but not limited to advertising and marketing needs across various platforms (such as social media networks), staff management (such as recruitment and training), booking reservations for franchisee clinic customers, assistance with franchisee employee housing rentals and facility rentals, construction and design of franchisee clinics, medical equipment and medical consumables procurement (resale), the provision of cosmetic products to franchisee clinics for resale to clinic customers, licensure of the use of patent-pending and non-patented medical technologies, trademark and brand use, IT software solutions (including but not limited to remote medical consultations), management of the franchisee clinic’s customer rewards program (customer loyalty point program), and payment tools for the franchisee clinics.

For more information, visit https://sbc-holdings.com/

Use of Non-GAAP Financial Measures

The Company uses non-GAAP measures, such as EBITDA, in evaluating its operating results and for financial and operational decision-making purposes. The Company believes that the non-GAAP financial measures help identify underlying trends in its business. The Company believes that the non-GAAP financial measures provide useful information about the Company’s results of operations, enhance the overall understanding of the Company’s past performance and future prospects and allow for greater visibility with respect to key metrics used by the Company’s management in its financial and operational decision-making.

The non-GAAP financial measures are not defined under U.S. GAAP and are not presented in accordance with U.S. GAAP. The non-GAAP financial measures have limitations as analytical tools, and when assessing the Company’s operating performance, cash flows or liquidity, investors should not consider them in isolation, or as a substitute for net loss, cash flows provided by operating activities or other consolidated statements of operations and cash flows data prepared in accordance with U.S. GAAP.

The Company mitigates these limitations by reconciling the non-GAAP financial measures to the most comparable U.S. GAAP performance measures, all of which should be considered when evaluating the Company’s performance.

For more information on the non-GAAP financial measures, please see the table captioned “Unaudited Reconciliations of GAAP and Non-GAAP Results.”

Forward Looking Statements

This press release contains forward-looking statements. Forward-looking statements are not historical facts or statements of current conditions, but instead represent only the Company’s beliefs regarding future events and performance, many of which, by their nature, are inherently uncertain and outside of the Company’s control. These forward-looking statements reflect the Company’s current views with respect to, among other things, the Company’s financial performance; growth in revenue and earnings; business prospects and opportunities; and capital deployment plans and liquidity. In some cases, forward-looking statements can be identified by the use of words such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. The Company cautions readers not to place undue reliance upon any forward-looking statements, which are current only as of the date of this release and are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. The forward-looking statements are based on management’s current expectations and are not guarantees of future performance. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. Factors that may cause actual results to differ materially from current expectations may emerge from time to time, and it is not possible for the Company to predict all of them; such factors include, among other things, changes in global, regional, or local economic, business, competitive, market and regulatory conditions, and those listed under the heading “Risk Factors” and elsewhere in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov.

Contacts

In Asia:

SBC Medical Group Holdings Incorporated

Hikaru Fukui / Head of Investor Relations

E-mail: ir@sbc-holdings.com

In the US:

ICR LLC

Bill Zima / Managing Partner

Email: bill.zima@icrinc.com

SBC MEDICAL GROUP HOLDINGS INCORPORATED

UNAUDITED CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2024	2023

ASSETS
Current assets:
Cash and cash equivalents	$137,393,070	$103,022,932
Accounts receivable	1,944,604	1,437,077
Accounts receivable – related parties	27,835,179	33,676,672
Inventories	1,985,883	3,090,923
Finance lease receivables, current – related parties	8,443,338	6,143,564
Customer loans receivable, current	16,125,086	8,484,753
Prepaid expenses and other current assets	8,372,668	10,050,005
Total current assets	202,099,828	165,905,926

Non-current assets:
Property and equipment, net	13,194,414	13,582,017
Intangible assets, net	16,218,233	19,739,276
Long-term investments	4,905,115	849,434
Goodwill, net	3,545,391	3,590,791
Finance lease receivables, non-current – related parties	4,629,047	3,420,489
Operating lease right-of-use assets	5,251,418	5,919,937
Deferred tax assets	624,564	-
Customer loans receivable, non-current	6,590,301	6,444,025
Long-term prepayments	4,308,810	4,099,763
Long-term investments in MCs – related parties	19,561,069	19,811,555
Other assets	15,550,402	15,442,058
Total non-current assets	94,378,764	92,899,345
Total assets	$296,478,592	$258,805,271

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$14,873,829	$26,531,944
Current portion of long-term loans	136,683	156,217
Notes payable, current – related parties	10,202,360	3,369,203
Advances from customers	565,495	2,074,457
Advances from customers – related parties	18,994,015	23,058,175
Income tax payable	8,000,808	8,782,930
Operating lease liabilities, current	4,060,844	3,885,812
Accrued liabilities and other current liabilities	12,054,047	21,009,009
Due to related party	3,532,453	3,583,523
Total current liabilities	72,420,534	92,451,270

Non-current liabilities:
Long-term loans	686,470	1,062,722
Notes payable, non-current – related parties	11,659,022	11,948,219
Deferred tax liabilities	3,515,825	6,013,565
Operating lease liabilities, non-current	1,528,972	2,444,316
Other liabilities	1,147,345	1,074,930
Total non-current liabilities	18,537,634	22,543,752
Total liabilities	90,958,168	114,995,022

Stockholders’ equity:
Preferred stock ($0.0001 par value, 20,000,000 shares authorized; no shares issued and outstanding as of September 30, 2024 and December 31, 2023) (1)	-	-
Common stock ($0.0001 par value, 400,000,000 shares authorized, 103,020,816 and 94,192,433 shares issued and outstanding as of September 30, 2024 and December 31, 2023) (1)	10,302	9,419
Additional paid-in capital (1)	60,825,115	36,879,281
Treasury stock receivable (270,000 shares of common stock) - related party	(2,700,000)	-
Retained earnings	182,923,786	142,848,732
Accumulated other comprehensive loss	(36,078,149)	(37,578,255)
Total SBC Medical Group Holdings Incorporated’s stockholders’ equity	204,981,054	142,159,177
Non-controlling interests	539,370	1,651,072
Total stockholders’ equity	205,520,424	143,810,249

Total liabilities and stockholders’ equity	$296,478,592	$258,805,271

(1) Retrospectively restated for effect of recapitalization on equity due to reverse acquisition effective September 17, 2024.

SBC MEDICAL GROUP HOLDINGS INCORPORATED

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2024	2023	2024	2023

Revenues, net – related parties	$51,209,243	$45,119,709	$152,718,488	$125,336,653
Revenues, net	1,875,640	2,158,976	8,276,517	5,856,076
Total revenues, net	53,084,883	47,278,685	160,995,005	131,192,729
Cost of revenues	9,845,793	13,780,309	38,816,865	37,256,066
Gross profit	43,239,090	33,498,376	122,178,140	93,936,663

Operating expenses:
Selling, general and administrative expenses	16,597,032	13,446,618	43,784,637	46,885,138
Stock-based compensation	12,807,455	-	12,807,455	-
Misappropriation loss	-	28,516	-	380,766
Total operating expenses	29,404,487	13,475,134	56,592,092	47,265,904

Income from operations	13,834,603	20,023,242	65,586,048	46,670,759

Other income (expenses):
Interest income	7,950	10,234	37,283	86,345
Interest expense	(5,466)	(3,978)	(15,898)	(37,380)
Other income	65,922	1,138,869	721,894	3,875,723
Other expenses	(795,158)	(98,314)	(2,746,450)	(581,239)
Gain on disposal of subsidiary	-	-	3,813,609	-
Total other income (expenses)	(726,752)	1,046,811	1,810,438	3,343,449

Income before income taxes	13,107,851	21,070,053	67,396,486	50,014,208

Income tax expense	10,273,384	13,012,262	27,254,478	25,683,244

Net income	2,834,467	8,057,791	40,142,008	24,330,964
Less: net income (loss) attributable to non-controlling interests	1,573	(298,623)	66,954	(696,812)
Net income attributable to SBC Medical Group Holdings Incorporated	$2,832,894	$8,356,414	$40,075,054	$25,027,776

Other comprehensive income (loss):
Foreign currency translation adjustment	20,783,646	(974,249)	1,543,245	(19,825,222)
Reclassification of unrealized gain on available-for-sale debt security to net income when realized, net of tax effect of nil and $(97,856) for the three months ended September 30, 2024 and 2023, respectively; nil and $(97,856) for the nine months ended September 30, 2024 and 2023, respectively	-	(205,383)	-	(8,760)
Total comprehensive income	23,618,113	6,878,159	41,685,253	4,496,982
Less: comprehensive income (loss) attributable to non-controlling interests	180,093	(387,948)	110,093	(1,129,475)
Comprehensive income attributable to SBC Medical Group Holdings Incorporated	$23,438,020	$7,266,107	$41,575,160	$5,626,457

Net income per share attributable to SBC Medical Group Holdings Incorporated (1)
Basic and diluted	$0.03	$0.09	$0.42	$0.27

Weighted average shares outstanding (1)
Basic and diluted	95,095,144.00	94,192,433.00	94,495,533.00	94,192,433.00

(1) Retrospectively restated for effect of recapitalization on equity due to reverse acquisition effective September 17, 2024.

SBC MEDICAL GROUP HOLDINGS INCORPORATED

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Nine Months Ended September 30,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$40,142,008	$24,330,964
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	2,867,781	9,688,640
Non-cash lease expense	2,908,990	2,424,220
Provision for (reversal of) credit losses	(127,196)	282,934
Stock-based compensation	12,807,455	-
Impairment loss on property and equipment	-	204,026
Realized gain on short-term investments	-	(223,164)
Fair value change of long-term investments	1,682,282	-
Gain on disposal of subsidiary	(3,813,609)	-
Loss (gain) on disposal of property and equipment and intangible assets	185,284	(249,532)
Deferred income taxes	(2,154,837)	(1,379,922)
Changes in operating assets and liabilities:
Accounts receivable	(804,000)	(924,061)
Accounts receivable - related parties	4,971,911	(19,979,099)
Inventories	763,075	(4,038,874)
Finance lease receivables - related parties	(3,430,267)	17,241,740
Customer loans receivable	12,860,220	-
Prepaid expenses and other current assets	902,230	8,173,153
Long-term prepayments	432,380	(1,991,626)
Other assets	(348,178)	(1,884,352)
Accounts payable	(10,511,619)	6,712,977
Notes payable - related parties	(14,030,092)	-
Advances from customers	(1,401,437)	(681,973)
Advances from customers - related parties	(3,565,778)	(7,430,332)
Income tax payable	(549,446)	16,518,062
Operating lease liabilities	(2,971,946)	(2,335,113)
Accrued liabilities and other current liabilities	(9,010,270)	298,743
Accrued retirement compensation expense - related party	-	(22,082,643)
Other liabilities	81,290	79,215
NET CASH PROVIDED BY OPERATING ACTIVITIES	27,886,231	22,753,983

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(1,974,285)	(2,299,045)
Purchase of intangible assets	-	(1,683,030)
Purchase of convertible note	(1,700,000)	(1,000,000)
Prepayments for property and equipment	(843,740)	(417,353)
Advances to related parties	(617,804)	(1,017,292)
Payments made on behalf of a related party	(5,245,990)	-
Purchase of short-term investments	-	(2,106,720)
Purchase of long-term investments	(331,496)	-
Long-term investments in MCs - related parties	-	(26,780)
Cash received from acquisition of subsidiary, net of cash received	-	722,551
Long-term loans to others	(80,793)	(421,429)
Repayments from related parties	5,990,990	734,358
Repayments from others	62,927	47,356
Proceeds from sales of short-term investments	-	4,125,813
Proceeds from surrender of life insurance policies	-	3,954,760
Disposal of subsidiary, net of cash disposed of	(815,819)	-
Proceeds from disposal of property and equipment	1,971	8,046,007
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(5,554,039)	8,659,196
CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings from related parties	-	12,310,106
Proceeds from reverse recapitalization, net of transaction costs	11,707,417	-
Proceeds from issuance of common stock	-	10
Proceeds from exercise of stock warrants	31,374	-
Repayments of long-term loans	(89,448)	(8,691,462)
Repayments to related parties	(65,305)	(7,619,266)
Deemed contribution in connection with disposal of property and equipment	-	9,620,453
Deemed contribution in connection with reorganization	-	642,748
NET CASH PROVIDED BY FINANCING ACTIVITIES	11,584,038	6,262,589

Effect of changes in foreign currency exchange rate	453,908	(11,982,793)

NET INCREASE IN CASH AND CASH EQUIVALENTS	34,370,138	25,692,975
CASH AND CASH EQUIVALENTS AS OF THE BEGINNING OF THE PERIOD	103,022,932	51,737,994
CASH AND CASH EQUIVALENTS AS OF THE END OF THE PERIOD	$137,393,070	$77,430,969

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest expense	$15,898	$37,380
Cash paid for income taxes	$31,332,123	$12,608,072

NON-CASH INVESTING AND FINANCING ACTIVITIES
Property and equipment transferred from long-term prepayments	$164,781	$7,681,830
An intangible asset transferred from long-term prepayments	$-	$17,666,115
Settlement of loan payable to a related party in connection with disposal of property and equipment	$-	$4,163,604
Operating lease right-of-use assets obtained in exchange for operating lease liabilities	$-	$1,029,518
Remeasurement of operating lease liabilities and right-of-use assets due to lease modifications	$2,408,752	$2,110,079
Issuance of promissory notes to related parties in connection with loan services provided	$20,398,301	$-
Issuance of common stock to a related party from conversion of convertible note	$2,700,000	$-
Issuance of common stock as incentive shares	$34	$-
Settlement of loan payable to a related party in connection with issuance of common stock	$-	$795
Non-cash purchase consideration for an asset acquisition	$-	$705,528

SBC MEDICAL GROUP HOLDINGS INCORPORATED

Unaudited Reconciliations of GAAP and Non-GAAP Results

	For the Three Months Ended September, 30		For the Nine Months Ended September, 30
	2024	2023	2024	2023
Income from operations	13,834,603	20,023,242	65,586,048	46,670,759
Depreciation and amortization expense	1,018,359	3,287,809	2,867,781	9,688,640
EBITDA	14,852,962	23,311,051	68,453,829	56,359,399
EBITDA Margin	28%	49%	42%	43%